BT INSURANCE FUNDS TRUST

EAFE Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund

Supplement to each Funds Prospectus dated April 30, 1999

This supplement provides new and additional information beyond that contained in each Prospectus. It should be retained and read in conjunction with each Prospectus.

The following information replaces similar information found in the section Management of the Fund in each Funds Prospectus:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trusts new parent company, controls its operations as investment adviser, the Funds shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

The following revises the section Management of the Fund: Portfolio Manager(s) in each Funds Prospectus:

The Portfolio Manager(s) section is hereby omitted.

The following information supplements information found in the section Management of the Fund in EAFE Equity Index Funds Prospectus:

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's Investment Adviser. As Investment Adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.45% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.


August 2, 1999

Please Retain This Supplement for Future Reference